Exhibit 10.10

AGREEMENT FOR THE PURCHASE OF PARTIAL LEASEHOLDS

This Agreement for the Purchase of Partial Leaseholds (“Agreement”) made and effective this April 28, 2010, by and between XOG Operating LLC (“Seller”) and American Standard Energy, Corp. (“Buyer”).

Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, certain mineral rights leaseholds held on properties as described in EXHIBIT A: Permian Basin (San Andres/Canyon/Wolfberry) Trend University Leases., subdivided into individual assignments identifiable as;
•      Upton County
•      Schleicher County
•      Crockett County
•      Andrews County
•      Reagan County

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.   Sale.
Seller agrees to sell, transfer and convey to Buyer, and Buyer agrees to purchase the following partial leaseholds (the “Property”): See EXHIBIT A.

2.   Price.
Buyer shall pay Seller for the Property the sum of 680,000 shares in American Standard Energy Corp. Buyer shall make available immediately the right to said shares following delivery of the title to Property to Buyer as provided herein.

3.   Warranty.
Seller warrants that the title to the Property shall be of marketable title free of undisclosed liens, mortgages, leases, or other rights in the Property. If any of the Property sold hereunder does not conform to this limited warranty, Buyer shall notify Seller not more than five days following the end of the discovery of such violation of warranty and for any Property that does not conform to this warranty, Buyer’s sole remedy, and Seller’s sole obligation, shall be to replace the defective Property at Seller’s expense or to release the shares back to American Standard Energy Corp. EXCEPT AS SET FORTH HEREIN, SELLER MAKES NO WARRANTY TO BUYER WITH RESPECT TO THE PROPERTY, AND BUYER DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED.

4.   Transfer of Title.
Title to and ownership of the Property shall pass from Seller to Buyer immediately upon execution of this Agreement.

5.   Limitation of Liability.
In no event shall Seller be liable for any special, indirect, incidental or consequential damages arising out of or connected with this Agreement or the Property, regardless of whether a claim is based on contract, tort, strict liability or otherwise, nor shall Buyer’s damages exceed the amount of the purchase price of the Property.

6.   Notices.
Any notice required by this Agreement or given in connection with it, shall be in writing and shall be given to the appropriate party by personal delivery or by certified mail, postage prepaid, or recognized overnight delivery services.

If to Seller:
XOG Operating LLC
P.O. Box 352
Midland, TX 79702

If to Buyer:
American Standard Energy, Corp.
60 East Rio Salado Parkway
Suite 900
Tempe, AZ 85281

7.   Governing Law.
This Agreement shall be construed and enforced in accordance with the laws of the state of Nevada.

8.   Final Agreement.
This Agreement terminates and supersedes all prior understandings or agreements on the subject matter hereof. This Agreement may be modified only by a further writing that is duly executed by both parties.

9.   Severability.
If any term of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, then this Agreement, including all of the remaining terms, will remain in full force and effect as if such invalid or unenforceable term had never been included.

10. Headings.
Headings used in this Agreement are provided for convenience only and shall not be used to construe meaning or intent.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

XOG Operating LLC		American Standard Energy, Corp.

By:	/s/ Randall Capps	By:	/s/ Scott Feldhacker
Randall Capps		Scott Feldhacker
Manager		President

EXHIBIT “A”
To that certain Agreement for the Purchase of Partial Leaseholds dated effective April 28, 2010, by and between XOG Operating, LLC (“Seller”) and American Standard Energy Corp. (“Buyer”)

SCHEDULE OF OIL AND GAS LEASES SUBJECT TO THIS ASSIGNMENT

UPTON COUNTY, TEXAS

1.	ULS Lease No.:	110144
	Lessor:	Board for Lease of University Lands
	Lessee:	XOG Operating, LLC
	Lease Date:	April 22, 2009
	Recordation:	Document No. 00146247, Volume 815, Page 758, Official Public Records of Upton County, Texas
	Description:	SW/4 of NW/4 of Section 22, Block 4, University Lands, Upton County, Texas

SCHLEICHER COUNTY, TEXAS

All of the below Oil and Gas Leases are limited from the surface to the base of Wolfberry formation

1.	ULS Lease No.:	109856
	Lessor:	Board for Lease of University Lands
	Lessee:	XOG Operating, LLC
	Lease Date:	October 22, 2008
	Recordation:	Document No. 00000087011, Volume 465, Page 508, Official Public Records of Schleicher County, Texas
	Description:	N/2 of Section 21, Block 53, University Lands, Schleicher County, Texas

2.	ULS Lease No.:	109857
	Lessor:	Board for Lease of University Lands
	Lessee:	XOG Operating, LLC
	Lease Date:	October 22, 2008
	Recordation:	Document No. 00000087012, Volume 465, Page 518, Official Public Records of Schleicher County, Texas
	Description:	NW/4 of Section 16, Block 54, University Lands, Schleicher County, Texas

3.	ULS Lease No.:	110161
	Lessor:	Board for Lease of University Lands
	Lessee:	XOG Operating, LLC
	Lease Date:	April 22, 2009
	Recordation:	Document No. 20090000335, Volume 467, Page 501, Official Public Records of Schleicher County, Texas
	Description:	NW/4 of Section 8, Block 53, University Lands, Schleicher County, Texas

4.	ULS Lease No.:	110162
	Lessor:	Board for Lease of University Lands
	Lessee:	XOG Operating, LLC
	Lease Date:	April 22, 2009
	Recordation:	Document No. 20090000336, Volume 467, Page 511, Official Public Records of Schleicher County, Texas
	Description:	SW/4 of Section 13, Block 53, University Lands, Schleicher County, Texas

5.	ULS Lease No.:	110163
	Lessor:	Board for Lease of University Lands
	Lessee:	XOG Operating, LLC
	Lease Date:	April 22, 2009
	Recordation:	Document No. 20090000337, Volume 467, Page 521, Official Public Records of Schleicher County, Texas
	Description:	NW/4 of Section 13, Block 53, University Lands, Schleicher County, Texas

6.	ULS Lease No.:	110164
	Lessor:	Board for Lease of University Lands
	Lessee:	XOG Operating, LLC
	Lease Date:	April 22, 2009
	Recordation:	Document No. 20090000338, Volume 467, Page 531, Official Public Records of Schleicher County, Texas
	Description:	All of Section 11, Block 54, University Lands, Schleicher County, Texas

All of the above Oil and Gas Leases are limited from the surface to the base of the Wolfberry formation.

CROCKETT COUNTY, TEXAS

1.	ULS Lease No.:	109841
	Lessor:	Board for Lease of University Lands
	Lessee:	XOG Operating, LLC
	Lease Date:	October 22, 2008
	Recordation:	Document No. 153298, Book 708, Page 69, Official Records of Crockett County, Texas
	Description:	NE/4 of Section 21, Block 47, University Lands, Crockett County, Texas

2.	ULS Lease No.:	109842
	Lessor:	Board for Lease of University Lands
	Lessee:	XOG Operating, LLC
	Lease Date:	October 22, 2008
	Recordation:	Document No. 153299, Book 708, Page 79, Official Records of Crockett County, Texas
	Description:	NW/4 of Section 21, Block 47, University Lands, Crockett County, Texas

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3.	ULS Lease No.:	109852
	Lessor:	Board for Lease of University Lands
	Lessee:	XOG Operating, LLC
	Lease Date:	October 22, 2008
	Recordation:	Document No. 153300, Book 708, Page 89, Official Records of Crockett County, Texas
	Description:	N/2 of SE/4 and SW/4 of SE/4 of Section 6, Block 50, University Lands, Crockett County, Texas

ANDREWS COUNTY, TEXAS

1.	ULS Lease No.:	110100
	Lessor:	Board for Lease of University Lands
	Lessee:	XOG Operating, LLC
	Lease Date:	April 22, 2009
	Recordation:	Volume 943, Page 376, Official Public Records of Andrews County, Texas
	Description:	SE/4 and E/2 of SW/4 of Section 8, Block 4, University Lands, Andrews County, Texas

2.	ULS Lease No.:	110102
	Lessor:	Board for Lease of University Lands
	Lessee:	XOG Operating, LLC
	Lease Date:	April 22, 2009
	Recordation:	Volume 943, Page 386, Official Public Records of Andrews County, Texas
	Description:	NE/4 of Section 42, Block 4, University Lands, Andrews County, Texas

REAGAN COUNTY, TEXAS

1.	ULS Lease No.:	110145
	Lessor:	Board for Lease of University Lands
	Lessee:	XOG Operating, LLC
	Lease Date:	April 22, 2009
	Recordation:	Instrument No. 104255, Volume 106, Page 189, Official Public Records of Reagan County, Texas
	Description:	S/2 of Section 4, Block 9, University Lands, Reagan County, Texas

2.	ULS Lease No.:	110155
	Lessor:	Board for Lease of University Lands
	Lessee:	XOG Operating, LLC
	Lease Date:	April 22, 2009
	Recordation:	Instrument No. 104256, Volume 106, Page 199, Official Public Records of Reagan County, Texas
	Description:	NE/4 of Section 27, Block 58, University Lands, Reagan County, Texas

END OF EXHIBIT “A”

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